EXHIBIT 10.8

SUBSIDIARY CONSENT AND AGREEMENT

This SUBSIDIARY CONSENT AND AGREEMENT (the “Consent”) is dated effective as of the 3rd day of October, 2014, by YOU EVERYWHERE NOW, LLC, a limited liability company organized under the laws of the State of California, VOICEFOLLOWUP, LLC, a limited liability company organized under the laws of the State of California, and TRAFFIC GEYSER, LLC, a limited liability company organized under the laws of the State of California (collectively, the “Acquired Entities”), for the benefit of TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Islands limited partnership (the “Lender”).

RECITALS

WHEREAS, The Pulse Network, Inc., a Nevada corporation (“PN - Nevada”), as Borrower, and the Lender executed that certain Credit Agreement dated as of September 30, 2013, but made effective as of October 3, 2014 (the “Credit Agreement”); and

WHEREAS, PN-Nevada, directly, or indirectly through other Guarantors under the Credit Agreement, have acquired all of the issued and outstanding membership interests of each of the Acquired Entities, such that each of the Acquired Entities is, as of the execution hereof, a wholly-owned Subsidiary of PN-Nevada or of another Guarantor under the Credit Agreement; and

WHEREAS, pursuant to the Credit Agreement, each of the Additional Entities is to be joined into the Credit Agreement and all other Loan Documents as a “Guarantor,” and a “Credit Party” thereunder, as applicable, and in that regard each of the Additional Entities desires to consent to and agree to become a Guarantor and Credit Party under the Credit Agreement and all other Loan Documents, and to be bound by each and every term, provision, covenant, representation, warranty or condition in the Credit Agreement and all other Loan Documents, all as more specifically set forth herein;

NOW, THEREFORE, each of the Additional Entities, intending to be legally bound, hereby agrees as follows:

1. Recitals. The recitations set forth in the preamble of this Consent are true and correct and incorporated herein by this reference.

2. Capitalized Terms. All capitalized terms used in this Consent shall have the same meaning ascribed to them in the Credit Agreement, except as otherwise specifically set forth herein.

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3. Consent and Agreement. Each of the Additional Entities does hereby consent and agree that effective as of the date that PN-Nevada, or any other Guarantor, acquired the membership interests of each of the Additional Entities, or the date hereof, whichever is sooner, each of the Additional Entities is and shall be a “Guarantor” and “Credit Party” under the Credit Agreement and all other Loan Documents, and each of the Additional Entities does hereby agree to be bound by each and every term, provision, covenant, representation, warranty or condition made by a Guarantor or Credit Party under the Credit Agreement and all other Loan Documents, as if each of the Loan Documents was specifically executed by each of the Additional Entities, and as if each and every one of such terms, provisions, covenants, representations, warranties or conditions was set forth and re-made in their entirety in this Consent by each of the Additional Entities. In furtherance of the foregoing, each of the Additional Entities hereby acknowledges, represents, warrants and confirms to Lender that the Credit Agreement and each of the Loan Documents are valid and binding obligations of each of the Additional Entities, enforceable against each of them in accordance with their respective terms.

4. Execution of Additional Documents. Each of the Additional Entities hereby agrees to execute and deliver to Lender any and all other documents or instruments required to be executed by Lender and consistent with the terms of the Credit Agreement, including a Guaranty Agreement, a Security Agreement, a Pledge Agreement, and any organizational and authority documents required or requested by Lender.

5. Additional Confirmations. Specifically, each of the Additional Entities does hereby represent, warrant and covenant that: (i) there are no other Liens or security interests of any nature or kind granted by any of the Additional Entities or encumbering or affecting any of the Collateral of any of the Additional Entities in favor of any other Person; and (ii) it is and shall be bound by the terms and provisions of the Credit Agreement relating to the Lock Box and the Lock Box Account, and in that regard, each of the Additional Entities hereby confirms its obligation to insure that all Receipts, and all other checks, drafts, instruments and other items of payment or proceeds of Collateral at any time received, due, owing, payable, or paid to any of the Additional Entities from a Customer, any other Person, or otherwise, shall be deposited directly into the Lock Box Account, and in that regard, each of the Additional entities hereby confirms that it has affirmatively directed and instructed, prior to the date hereof, or will affirmatively direct and instruct, immediately upon execution of this Consent, all of its Customers to make and re-direct all payments and remittances otherwise due to each of the Additional Entities directly to the Lock Box Account in strict accordance with the terms of the Credit Agreement. To the extent any of the Additional Entities at any time receives any Receipts or other checks, drafts, instruments and other items of payment or proceeds of Collateral to any of its accounts (and not the Lock Box Account), then such Additional Entities shall notify Lender of the receipt of such Receipts or other sums within twenty-four (24) hours of receipt of same, and immediately upon receipt thereof, remit or endorse same to Lender into the Lock Box Account.

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6. Representations and Warranties of Additional Entities. Each of the Additional Entities hereby makes the following representations and warranties to the Lender:

(a) Authority and Approval of Agreement; Binding Effect. The execution and delivery of this Consent by each of the Additional entities, and all other documents executed and delivered in connection herewith, and the performance by each of the Additional Entities of all of their respective Obligations under the Credit Agreement and all other Loan Documents, have been duly and validly authorized and approved by each of the Additional Entities and its members and/or managers pursuant to all applicable laws, and no other company action or Consent on the part of any of the Additional Entities, its members, managers, or any other Person is necessary or required by any of the Additional Entities to execute this Consent, and the documents executed and delivered in connection herewith, to consummate the transactions contemplated herein, or perform all of their Obligations under the Credit Agreement and all other Loan Documents. This Consent and each of the documents executed and delivered in connection herewith have been duly and validly executed by each of the Additional Entities (and the member or manager executing this Consent and all such other documents for each of the Additional Entities is duly authorized to act and execute same on behalf of the Additional Entities) and constitute the valid and legally binding agreements of the Additional Entities, enforceable against each of the Additional Entities in accordance with their respective terms.

7. Effect on Agreement and Loan Documents. Except as expressly amended by this Consent, all of the terms and provisions of the Credit Agreement and the Loan Documents shall remain and continue in full force and effect after the execution of this Consent, are hereby ratified and confirmed, and incorporated herein by this reference.

8. Execution. This Consent may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Consent. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

[Signatures on the following page]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the day and year first above written.

ADDITIONAL ENTITIES:

YOU EVERWHERE NOW, LLC, a California limited liability company	VOICEFOLLOWUP, LLC, a California limited liability company

By: THE PULSE NETWORK, INC., a Massachusetts corporation, its Sole Member	By: YOU EVERYWHERE NOW, LLC, a California limited liability company, its Sole Member

By:	By: THE PULSE NETWORK, INC., a Massachusetts corporation, its Sole Member
Name:
Title:
By:
Name:
Title:
TRAFFIC GEYSER, LLC, a California limited liability company

By: YOU EVERYWHERE NOW, LLC, a California limited liability company, its Sole Member By: THE PULSE NETWORK, INC., a
Massachusetts corporation, its Sole Member

By:
Name:
Title:

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